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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2001

Universal Access Global Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28559
(Commission File Number)

36-4408076
(IRS Employer Identification Number)

233 South Wacker Drive, Suite 600, Chicago, Illinois 60606
(Address of principal executive offices)

Registrant's telephone number, including area code: (312) 660-5000

UAXS Global Holdings Inc.
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

    On October 29, 2001, a newly created, wholly-owned subsidiary of UAXS Global Holdings Inc. (the "Company"), merged into the Company with the Company remaining as the surviving entity pursuant to Section 253 of the Delaware General Corporation Law. In connection with the merger, the Company changed its name to "Universal Access Global Holdings Inc." The Company continues to trade under the symbol "UAXS" on the Nasdaq National Market. The sole purpose and effect of the merger was to change the name of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit No.
99.1	Excerpt from press release of Universal Access Global Holdings Inc., dated October 30, 2001.
99.2	Certificate of Ownership and Merger merging Renaming Corporation into UAXS Global Holdings Inc.

Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 13, 2001
UNIVERSAL ACCESS GLOBAL HOLDINGS INC.
		By:	/s/ ROBERT M. BROWN Robert M. Brown Chief Financial Officer

EXHIBIT INDEX

Exhibit
99.1	Excerpt from press release of Universal Access Global Holdings Inc., dated October 30, 2001.
99.2	Certificate of Ownership and Merger merging Renaming Corporation into UAXS Global Holdings Inc.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Signatures
EXHIBIT INDEX